A dynamic force in the fight against infectious disease September 2024

Forward-Looking Statement Certain statements regarding SCYNEXIS, Inc. (the “Company”) made in this presentation constitute forward-looking statements, including, but not limited to, statements regarding our business strategies and goals, plans and prospects, market size, adoption rate, potential revenue, clinical validity and utility, growth opportunities, future products and product pipeline. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited, to: BREXAFEMME may not be accepted by physicians and patients at the rate SCYNEXIS expects; risks inherent in SCYNEXIS’ ability to successfully develop and obtain FDA approval for ibrexafungerp for additional indications; unexpected delays may occur in the timing of acceptance by the FDA of an NDA submission; the anticipated filing of the Company’s request to the FDA to lift the clinical hold on the MARIO study and its filing timing; the expected costs of commercializing BREXAFEMME or of clinical studies and when they might begin or be concluded; the commercial opportunity and timing of clinical development for SCY-247; SCYNEXIS’ need for additional capital resources; and SCYNEXIS’ reliance on third parties to conduct SCYNEXIS’ clinical studies and commercialize its products. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions are intended to identify forward-looking statements, but not all forward-looking statements may be so identified. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent reports filed with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2023, and in the Company’s subsequent quarterly reports on Form 10-Q, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation, or to reflect actual outcomes.

Scynexis Corporate Update – September 2024 SCY-247 Update New promising pre-clinical data presented at Congress of the European Society of Clinical Microbiology and Infectious Diseases (ESCMID Global) in April 2024 Phase 1 study initiation planned for Q4 2024 FURI / CARES / NATURE/ SCYNERGIA / VANQUISH Studies Update Studies completed. Clinical Study Reports for FURI, CARES and NATURE delivered to GSK, triggering a $10 million development milestone to Scynexis. GSK Amended Agreement Including Path Forward for Restart of the MARIO Study Total potential deal value of up to $448 million plus royalties. $115 million already received. Strong Balance Sheet Cash runway > 2 years ($83.7 million in cash, cash equivalents and investments as of 6/30/2024 not including the recently achieved $10 million development milestone to be paid to us in Q3 of 2024) MARIO Study We anticipate filing our request with the FDA in Q4 of 2024 to lift the MARIO study clinical hold.

Limited Antifungal Development Coupled With Escalating Resistance Has Resulted in Substantial Public Health Burden 1960 1970 1980 1990 2000 Emergence of Resistant Fungi Polyenes (amphotericin B) Azoles (Diflucan, Vfend) Echinocandins (Cancidas, Mycamine) Fungerps (BREXAFEMME) Echinocandin resistance Azole resistance Candida auris (MDR) SCYNEXIS aims to address antimicrobial resistance (AMR) by bringing a ground-breaking class of drugs with the strength, safety and versatility to defeat even the most insidious fungal diseases Increase in vulnerable population (immunocompromised, transplant, long ICU stays, oncology Tx) 2010 2020 TODAY Increase in other resistant fungi (e.g., Aspergillus, Mucorales)

WHO Releases First-Ever List of Priority Deadly Fungal Pathogens CDC Identifies Drug Resistant Candida spp. and C. auris as Serious and Urgent Threats BARDA New Priority: Antifungals Fungal Resistance a Growing, Global, Public Health Threat Antifungal development is a well-recognized priority PASTEUR Act renews focus on antimicrobial resistance Fungal Outbreaks Increasing

Fungerps are Well-Suited to Address High Priority Fungal Pathogens 1. www.who.int/news/item/25-10-2022-who-releases-first-ever-list-of-health-threatening-fungi 2. GSK press briefing on SCYNEXIS/BREXAFEMME March 30, 2023 Demonstrated activity vs. fungi in both critical and high priority WHO Fungal Priority Pathogens list1  SCY-247 (IV and oral): Significant opportunity based on broad spectrum activity and fungerp-like tolerability Ibrexafungerp: GSK estimated opportunity as >$500M based on broad coverage of key pathogens2   Fungerps Echinocandin Azole Polyene Companies Peak Sales per Product > $500M (potential)2 ~$370M to $680M3 ~$720M to >$1B3 ~$500M3  3. Based on company filings and Symphony data (US) (SCY-247) (Ibrexafungerp)

Opportunities to Grow Shareholder Value Advancing proprietary platform of triterpenoid fungerps while evaluating next generation innovations Maximize Ibrexafungerp opportunity Advance next generation fungerp Strengthened balance sheet enhances the opportunity to deliver additional innovative therapies to patients with significant unmet need SCY-247 in invasive fungal infections with critical needs Leverages core internal expertise Addresses recognized unmet needs with significant market potential Partnership with GSK optimizes BREXAFEMME commercial potential in VVC and RVVC SCYX continued execution of development activities to ensure full value potential is realized

Up to $35 million to be paid at each threshold of $750 million and $1 billion Ibrexafungerp GSK Licensing Agreement, As Amended December 2023 Up to $72.35 million in development milestones tied to ibrexafungerp development Up to $49 million in regulatory approval milestones Up to $57.5 million in commercial milestones triggered by first commercial sale in invasive candidiasis – U.S./E.U. Up to $45.5 million to be paid at multiple thresholds between $300 million and $500 million Up to $64 million to be paid at multiple thresholds up through $200 million $178.85 million Development, regulatory and first sale milestones $179.5 million Sales milestones based on thresholds of worldwide, annual net sales for all ibrexafungerp indications Total deal value of up to $448 million plus royalties + Tiered royalties on annual net sales in the mid-single digit to mid-teen range, providing SCYNEXIS with net royalties in the low- to mid-single digits after upstream royalty payments to Merck 1st milestone of $25 million achieved in 2023 2nd milestone of $10 million achieved in July 2024 $90 million Upfront $90 million upfront received in 2023

Fungerp Pipeline *Partially Supported by NIH A New Class of Antifungals – Powerful - Different IBREXAFUNGERP VVC and Recurrent VVC Invasive Fungal Infections Candida auris infections* Phase 3 Phase 1 Phase 2 Approved Preclinical MARIO SCY-247 IV & Oral Other Resistant Fungal Infections IV & Oral ® FURI / CARES (Completed) Anticipated first-in-human (oral) in Q4 2024

SCY-247: Next Generation Fungerp

SCY-247 – Our Next Generation Fungerp BROAD SPECTRUM OF ACTIVITY Fungicidal against Candida spp. Including Candida auris and other echinocandin-resistant Candida spp. Active against MDR pathogens Including azole-resistant Aspergillus spp. Other fungal pathogens Yeasts, molds, Pneumocystis and dimorphic fungi VALIDATED MOA FAVORABLE PK PROFILE Suitable for IV and oral formulations Low propensity for DDIs Tissue penetration Distributes into tissues often affected by fungal infections Glucan synthase inhibitor Glucan synthase not found in human cells Echinocandin MOA Same MOA as echinocandins, with differentiated binding Active against most echinocandin-resistant Candida strains

SCY-247 – In Development Against Resistant Fungal Infections IP wholly owned by SCYNEXIS Development backed by NIH NIH provided ~$3M funding to Case Western University for development of SCY-247 against C. auris IND-enabling studies in progress Phase 1 study initiation anticipated in Q4 2024 Anticipated Qualified Infectious Disease Product (QIDP) designation, Orphan Drug Designation and Fast Track (regulatory exclusivity of at least 10 years)

SCY-247 – Our Next Generation Fungerp 11th Congress on Trends in Medical Mycology (TIMM) – October 2023 Potent and broad-spectrum in vitro activity, including against a large array of yeasts, molds and dimorphic fungi Extensive tissue distribution in animal models Fungicidal activity against multi-drug resistant strains, including Candida albicans and Candida auris In vivo efficacy in a mouse model of invasive candidiasis 11th Advances Against Aspergillosis and Mucormycosis (AAAM) Conference – January 2024 In vivo efficacy in treating a Mucorales pulmonary infection in immunosuppressed mice Efficacy of SCY-247 was equivalent to antifungals currently used to treat mucormycosis The combination of SCY-247 with liposomal amphotericin B resulted in a statistically significant survival improvement when compared to either monotherapy Scientific Meeting Data

SCY-247 – Our Next Generation Fungerp Scientific Meeting Data Congress of the European Society of Clinical Microbiology and Infectious Diseases (ESCMID Global, Formerly ECCMID) – April 2024 SCY-247 demonstrated in vitro activity against a broad range of pathogenic fungi, including azole-resistant strains of Candida and Aspergillus species The most potent activity was observed against Candida and Aspergillus species and the dimorphic fungi B. dermatitidis, H. capsulatum, and Coccidioides species SCY-247 treatment significantly inhibits the growth of both susceptible and multi-drug resistant C. auris strains SCY-247 had a prominent effect on the fungal cell morphology

SCY-247 – Our Next Generation Fungerp Oral presentation at ESCMID 2024 by Nathan P. Wiederhold, PharmD, Fungus Testing Laboratory, UT Health San Antonio Scientific Meeting Data Congress of the European Society of Clinical Microbiology and Infectious Diseases (ESCMID Global, Formerly ECCMID) – April 2024 SCY-247 significantly reduced fungal burden in kidneys and lungs of in vivo model of invasive candidiasis caused by Candida glabrata, the 2nd most common Candida species found in patients with invasive disease at many institutions In contrast, caspofungin significantly lowered fungal burden within the kidneys but not the lungs, while fungal burden in mice treated with fluconazole was similar to controls in both organs Significant, dose-dependent reductions in kidney and lung fungal burden in SCY-247-treated mice

SCYNEXIS Strongly Positioned for Value Creation Demonstrated internal expertise, solid supply chain and long IP protection, and potential for next generation products and partnerships   Global urgency to rapidly develop potent antifungals to treat emerging infectious threats  Strong Balance Sheet with cash runway of more than 2 years Category leader in the fight against deadly fungal pathogens with new antifungal (SCY-247) in development 